UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 15, 2015, Biogen Inc. (“Biogen”) completed the issuance and sale of $6.0 billion aggregate principal amount of notes, as previously announced, consisting of:

•	$1.5 billion of 2.900% Notes due September 15, 2020 (the “Notes due 2020”);

•	$1.0 billion of 3.625% Notes due September 15, 2022 (the “Notes due 2022”);

•	$1.75 billion of 4.050% Notes due September 15, 2025 (the “Notes due 2025”); and

•	$1.75 billion of 5.200% Notes due September 15, 2045 (the “Notes due 2045” together with the Notes due 2020, Notes due 2022 and Notes due 2025, the “Notes”).

The Notes were registered pursuant to an automatic shelf registration statement on Form S-3 under the Securities Act of 1933 (Registration Statement No. 333-206799) that was filed with the Securities and Exchange Commission on September 8, 2015.

The Notes were issued pursuant to an indenture dated September 15, 2015 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated September 15, 2015 (the “First Supplemental Indenture”), by and between Biogen and U.S. Bank National Association, as trustee. Biogen is filing the executed Base Indenture and First Supplemental Indenture as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Biogen intends to use the net proceeds from the sale of the Notes to fund purchases of shares of its common stock and for working capital and other general corporate purposes. In May 2015, the Board of Directors of Biogen authorized a program to purchase up to an additional $5.0 billion of Biogen’s common stock. Through September 14, 2015, Biogen has purchased shares of its common stock having a value of approximately $2.3 billion in the open market under this program. In addition, approximately 1.3 million shares remain authorized for purchase under a 20 million share purchase program approved in February 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Indenture, dated September 15, 2015, between Biogen and U.S. Bank National Association.

Exhibit 4.2	First Supplemental Indenture, dated September 15, 2015, between Biogen and U.S. Bank National Association, including the forms of Global Note attached as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN INC.

By:	/s/ Steven N. Avruch
Steven N. Avruch
Chief Corporation Counsel and Assistant Secretary

Date: September 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated September 15, 2015, between the Registrant and U.S. Bank National Association.

Exhibit 4.2	First Supplemental Indenture, dated September 15, 2015, between the Registrant and U.S. Bank National Association, including the forms of Global Note attached as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, thereto.